UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): February 18, 2009
M.D.C. Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8951	84-0622967
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)
4350 South Monaco Street, Suite 500, Denver, Colorado 80237
(Address of principal executive offices) (Zip code)
Registrant’s telephone number, including area code: (303) 773-1100
                                      Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 5.04	TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT’S EMPLOYEE BENEFIT PLANS
ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 99.1	Notice of Blackout Period to Directors and Executive Officers of M.D.C. Holdings, Inc.

ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT’S EMPLOYEE BENEFIT PLANS
On February 18, 2009, M.D.C. Holdings, Inc. (the “Company”) provided notice to all of its directors and executive officers of an upcoming blackout period under the M.D.C. Holdings, Inc. 401(k) Savings Plan (the “401(k) Plan”) in connection with a change of the 401(k) Plan’s recordkeeper, and that they are prohibited from acquiring or disposing of the Company’s equity securities during the upcoming blackout period. The blackout period is expected to begin on or about March 24, 2009, and end on or about April 20, 2009. This Form 8-K is being filed to comply with the SEC requirement that notice of a covered blackout period under the 401(k) Plan be given to directors and executive officers of the Company and also furnished to the SEC as a Current Report on Form 8-K. The notice that was sent to those persons on February 18, 2009 is being filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference in this Item.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description

Exhibit 99.1	Notice of Blackout Period to Directors and Executive Officers of M.D.C. Holdings, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

M.D.C. HOLDINGS, INC.
Dated: February 18, 2009	By:	/s/ Joseph H. Fretz
Joseph H. Fretz
Secretary and Corporate Counsel

INDEX TO EXHIBITS

Exhibit Number	Description

Exhibit 99.1	Notice of Blackout Period to Directors and Executive Officers of M.D.C. Holdings, Inc.

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